EXHIBIT 10.2

                        TIAN LUN ADMINISTRATIVE AGREEMENT

This agreement made this 17th day of December between Neurotech Development Corporation (administrator), a public company, organized under the laws of the State of Delaware, and traded on the NASDAQ OTC market, with offices at 10 Cedar Swamp Rd., Glen Cove, New York, USA and ******** (contractor), a ******** organized under the laws of ********, with offices at ********. for the administration of the construction and implementation of the Tian Lun Kinship community project.

Considerations:

The contractor has a project consisting of senior housing, family housing, educational facility, skilled nursing facility, assisted living facility, and acute care hospital.

Contractor has inadequate capital for completion of project Contractor has prepared the capital budgets for this projects and there is not sufficient capital for the completion and operation of this project.

Project returns revenue which is less than the debt payments would be on the capital structure. It has been determined through a proforma budgetary analysis that with the repayment of debt the project will not be able to sustain operations.

This project meets the requirements of "sustainable development" By definition of economic need and the benefit to the social good of the people, this project conforms to the conditions of "sustainable development" as set forth in the agenda World Council of Peoples for the United Nations.

Administrator has access to special financing methodologies.

The administrator has special access to certain financing programs, which do not require repayment, but have special terms and conditions. The administrator will use its best efforts to obtain for the contractor financing for these projects.

Administrator has know how for compliance, project management and administration. The financing methodologies described have special terms, conditions, reporting requirements, which are within the permitted areas of expertise of the administrator


                              Method of Cooperation
                              ---------------------

Administrator   will  make   application   on  behalf  of  the   contractor  for
qualification as sustainable development project, and for economic assistance in the completion of these projects.

Administrator will review all drawings, designs, for completeness and compliance with international construction standards, and international environmental standards.

Administrator will facilitate any necessary changes to meet the compliance standards.

Administrator and Contractor will agree on detailed final budget.


                              Operational Mechanics
                              ---------------------

Contractor will instruct his bank to issue a "proof of funds letter" to ******* ******, attorney for the World Council of Peoples for the United Nations, on behalf of Neurotech as project administrator.

Contractor will execute a banking services letter with the securities house arranged by the World Council.

Upon receipt of the "proof of funds letter", a project financing agreement will be issued by the participating institution for these projects

Contractor will review the terms and conditions of the financing agreement. If all terms are acceptable the agreement will be executed.

The administrator and the contractor shall maintain a joint bank account at Bank of China, New York Branch.

All payments by the administrator shall be in accordance with the approved budgets. Amendments to the budgets can be made at the discretion of the contractor, so long as those budgets do not jeopardize the construction standard, or the public safety.

Funds can only be used for the intended projects. Funds will be segregated at all times, and all accounting is per project as are all reports per project.

Ancillary expenses and cash. The administrator will reimburse ancillary expenses and cash in accordance with the terms of the budget, and proper accounting practice.


                               Administrative Fees
                               -------------------

The administrator shall earn a fee equal to 10% of the project price. Fees shall be paid in accordance with the payment schedule of the funds received. Such fees shall be paid by the escrow agent to the administrator and set aside from the general funds of the project.

The administrator is responsible for the payment of wages for the administrative staff, inclusive of engineers, accountants, project managers. The administrator shall pay its percentage share of audit and financial reporting costs.

The administrator is responsible for the cost of any insurance, bonds, or instruments related to the administration of the projects and the administrative employees.

                               Financial Reporting
                               -------------------

In accordance with the rules a quarterly report will be filed by a duly licensed international accountant Administrator recommends (Price Waterhouse Coopers or BDO Seidman Shanghai). Copies of these reports will be filed with :

1. World Council of Peoples for the UN
2. Securities and Exchange Commission of the United States


                            Right Title and Interest
                            ------------------------

All monies, construction, properties, buildings and materials at all times belong to the contractor.


                                   Termination
                                   -----------

The administrator may be terminated for cause by the escrow agent, the financier, or the contractor.

In the event of termination a qualified administrator must be appointed by the financier, escrow agent, or accredited agency.

A 30 day notice of Termination is required.


                                  Governing Law
                                  -------------

With respects to this general agreement, the administrator and contractor shall be bound by the laws of the People's Republic of China.

With respect to transactions occurring in jurisdictions outside of China, such laws shall be enforced in accordance with the Laws of the United States of America, and the state of New York.


                                   Arbitration
                                   -----------

Any disputes, disagreements, claims, shall be immediately submitted for arbitration in Shanghai. The International Rules of Arbitration shall apply, and that arbitrated decision shall be binding upon both parties regardless of location or venue of law.





Agreed:  Neurotech Development Corporation          Agreed:  ********

         /s/ Lawrence Artz                          /s/ ********
         -----------------------------              ------------------
         Lawrence Artz, Vice President              ********, Chairman

                         TIAN LUN PROJECT MEMORANDUM OF
                         ------------------------------
                                  UNDERSTANDING
                                  -------------

In accordance with the terms of the administrative agreement executed on the 17th of December this "memorandum of understanding" will clarify and define the parameters and description of the project.


Description of the Project:

This is an integrated socialized community of, designed to instill social values, and create employment and enhance the personal values and emotional well being of senior citizens and their families in China. This community will have 50,000 families, and a self contained healthcare and educational system.

This project has numerous component parts they are inclusive of:

Aggregate number of residences: 50,000


Senior Residences:     These housing units are to be designed in accordance with
                       the special needs and  requirements  of single or married
                       seniors.   Housing   units  will  feature  user  friendly
                       kitchens,  lighting  systems,  walkways,  and  bathrooms.
                       Special security systems inclusive of medical monitoring and emergency devices will be present in each housing unit.

Family Residences:     These  housing  units will be designed for families  with
                       resident   seniors,   and  will  feature  user   friendly
                       facilities,  inclusive  of  kitchens,  lighting  systems,
                       walkways  and   bathrooms.   Special   security   systems
                       inclusive of medical monitoring, and emergency devices will be present in each housing unit. These units will be equipped with hookups for computers and supplemental education for the children.


Assisted Living        This  facility  will  be a  multi  level  apartment  type
Facility:              complex, with individual apartments units for seniors. It
                       will contain a central dietary facility which will provide meals for its residences and an activity center.
                       It will be retained by the community and run by the FOUNDATION. Its purpose is to provide housing and care to Senior Citizens who are ambulatory but incapable of working.

Skilled Nursing        This  facility  will  be  a  hospital  type  of  building
Facility:              featuring semiprivate and ward residences for seniors who
                       are not  ambulatory,  and in need of  perpetual  care and
                       medical   treatment.   The  facility  will  have  central
                       dietary,   physical   therapy,   rehabilitation,    craft
                       activity,  auditorium, and recreation and day rooms. This
                       facility will be retained by the community and run by the
                       Foundation.  It  purpose  is to  provide  care for Senior
                       Citizens who are not  ambulatory,  and require  perpetual
                       care,  medical  attention,   psychiatric  attention,  and
                       cannot be handled in the general population.

Acute Care             This  facility  will be a 250  bed  acute  care  hospital
Hospital               facility  with  enhanced  outpatient  facilities,  mental
Facility:              health department and day surgery. Additional specialties
                       in geriatric medicine and treatment will be featured. The
                       hospital   will  feature  the  latest   western   medical
                       technologies  plus an emergency  response  system  linked
                       with the  community  security  system.  The hospital will
                       feature  staff  trained in USA, and utilize the Neurotech
                       Healthcare system, which integrates numerous state of the
                       art healthcare  services.  A traditional Chinese medicine
                       department  will  be  included  at  the  facility.   This
                       hospital   is   retained   for   the    community,    run
                       independently,    subsidized   by   insurance   and   the
                       Foundation.   The  hospital   will  serve  the  Tian  Lun
                       Community as well as the general area surrounding the Community. The hospital will maintain a world class standard of medicine.

School System:         This educational  campus,  will encompass,  kindergarten,
                       primary  school,  middle school and high school.  It will
                       contain  an  educational  campus  with a  central  social
                       theme,  consisting  of a  single  level  kindergarten,  a
                       multistory  primary school, a multistory middle school, a
                       multistory  high All  schools  will  feature  the  latest
                       educational    learning    tools,    and    instructional
                       Methodologies. The school will provide enhanced education in mathematics, science, economics and language.

Commercial             This area will feature numerous shops, and administrative
Center:                office center for the community.  The  commercial  center
                       will provide services inclusive of shopping, restaurants, entertainment, and general retail services.

Recreational           This area , consisting of, park,  swimming pool, library,
Center:                movie   theatre,   indoor   sports  hall,   senior  club,
                       gymnasium, craft center, cultural center. A temple is probably a good addition to the facility.

Approach to the Project

******** and Neurotech further agree that this project has a general complexity. In order to plan, design, review and initiate this project it is necessary to create a planning infrastructure to complete this project. Neurotech and ******** will mutually agree on the delegates appointed to each committee and shall themselves participate in the "executive committee".

                                EXECUTIVE COMMITTEE
                  (2 ******** DELEGATES + 2 NEUROTECH DELEGATES)
                                         |
                                         |
                                         |
                                BUDGETARY COMMITTEE
                          (INTERNATIONAL ACCOUNTING FIRM)
                                         |
                                         |
                      SITE PLANNING & ENVIRONMENTAL COMMITTEE
          (1 URBAN PLANNER + 1 ENVIRONMENTAL PLANNER + 2 CIVIL ENGINEER)
                                         |
                                         |
SENIOR HOUSING---------FAMILY HOUSING----------MEDICAL-----------EDUCATION
   COMMITTEE             COMMITTEE            COMMITTEE          COMMITTEE
  (ARCHITECT)           (ARCHITECT)          (ARCHITECT)        (ARCHITECT)
 (PROJECT MGR)         (PROJECT MGR)        (PROJECT MGR)      (PROJECT MGR)
(SOCIAL WORKER)       (SOCIAL WORKER)       (HOSPITAL ADM)      (EDUCATOR)
       |                     |          (GERIATRIC SPECIALIST)      |
       |                     |              (STATUSTICIAN)          |
       |                     |           (COMPLIANCE OFFICER)       |
       |                     |                    |                 |
       |                     |                    |                 |
       |                     |                    |                 |
       |                     |                    |                 |
       |                     |                    |                 |
       |                     |                    |                 |
       |                     |                    |                 |
       |                     |                    |                 |
       |                     |                    |                 |


         |--------------------INSURANCE COMMITTEE---------------------|
(HEALTH UNDERWRITER, PROPERTY & CASUALTY UNDERWRITER)
(GENERAL LIABILITY UNDERWRITER, GENERAL RISK ANALYST)
| | |
FOUNDATION
                  (LONG TERM FISCAL MANAGERS AND LOSS ANALYSTS)

                           Functions of the Committees
                           ---------------------------

Executive committee:   This  committee  evaluates all of the budgetary  data and
                       reports by each committee and decides the priorities and pace of the project.

Budgetary Committee:   Will be  responsible  for the  creation of the  financial
                       model, utilizing information provided by the subordinate committees and their own knowledge.

Site planning and      They take all of the  engineering  and  statistical  data
Environmental          presented by the subordinate committees and organizes the
Committee:             site  plans  and  flow of  services  for  the  community,
                       inclusive   of   water,   waste   disposal,    logistics,
                       transportation etc.

Senior  Housing        Will plan the entire  senior  aspect of the community and
Committee:             submit  their  findings to site  planning  and  budgetary
                       committees.

Family Housing         Will plan the  family  aspects  of this  development  and
Committee:             submit their findings to the other committees.

Medical Committee:     Will plan the hospitals, nursing home facilities,  health
                       care, and dietary facilities for the community. They will
                       submit  their   findings  to  the  insurance   committee,
                       budgetary   and  planning   committees.   Including   the
                       foundation.

Education Committee:   Will plan the  schools and submit  their  findings to the
                       budgetary   and  planning   committees  as  well  as  the
                       foundation.

Insurance Committee:   The insurance  committee  will create  actuarial  tables,
                       risk management analysis,  statistical and projected loss
                       data,   healthcare  premium  management,   and  ancillary
                       insurance products for the community and the foundation.

The Foundation:        This  will  be  the  ultimate  operating  entity  of  the
                       community, It will utilize the database provided by the insurance committee, as well as the fiscal and budgetary data generated by the budgetary committee to continue the operations of the community.


Goals of the Project

The purpose of this project is to create an integrated community of senior citizens and families, wherein a new labor pool is established utilizing seniors in the positions of childcare, and community operations, while freeing mothers to become an active part of the workforce. The community is to be self contained in terms of healthcare, education, and community services.

The project will deal with the problems of aging, physical health, dietary health, mental health, and self dignity of senior citizens. This community is to be a model community setting forth traditional Chinese family values, while adapting to the changes and social pressures brought about by the single child family, technological changes, environmental and social changes.

The community will employ a newly created healthcare system, utilizing, insurance, and enhancing the best levels of medical practice from both western medicine, and traditional Chinese medicine.

The community will utilize an upgraded system of education, incorporating both western methods and Chinese methods. Children and adults will be able to utilize a flexible array of courses and methods to continually enhance their education and knowledge.

It is the ultimate goal of this project to shape and set the standards for the development of numerous additional communities in China.

Pricing of the Project

Based upon our preliminary discussions, I am estimating the cost as follows:



50,000 housing units (senior and family) average
        price $30,000 USD:                                    $1,500,000,000

200 bed assisted living facility:                                  6,000,000

200 bed skilled nursing facility:                                 10,000,000

250 bed acute care hospital and clinic with
        mental health section:                                    45,000,000

School system for 10,000 students:                               120,000,000

Commercial center:                                                18,000,000

Recreation center:                                                 5,000,000

Planning budget (1%):                                             17,040,000

                         ESTIMATED PROJECT TOTAL   (USD)     $ 1,721,040,000


Financing Methodologies, Rationale and Depository Requirements

The project should be broken into 2 primary areas (1) housing (2) medical, education, and ancillary

Housing component: $1,500,000,000 over 5 years $300,000,000 housing per year This can be financed using conventional means and require start up capital of between $75,000,000 and $100,000,000 USD, with conventional construction loans, vendor credit, and take out mortgages.

The medical and educational portion of the project cost, $221,040,000 USD should be built out on a 4 year basis and would require annual funds of $55,256,000 per year. That means a deposit of $92,100,000 would be required for this section of the project.

A formula would need to be developed to determine the number of units retained for rental purposes and such units would be financed utilizing the humanitarian finance program. The formula shall be approximately $12,000 USD deposit per unit retained.

Financing is being provided by third parties for this project. First deposit to enter the financing program shall be no less than $25,000,000.

Deposits may be provided by designees and third parties for the benefit of this project. This project may have investors, which may be institutional, public or private or any combination thereof. It is the expressed responsibility of ******** to syndicate, organize, assign and effect any compliance required by the applicable securities laws with respect to this project.


Financing Procedures

Upon receipt of the qualification letter from the World Council of Peoples for the United Nations, ******** will execute standard informational forms and a banking services letter. These are to be sent with a proof of funds letter to ***************, solicitor for the World Council of Peoples for the United Nations.

The financing agreements shall be forwarded to the solicitors appointed by ******** or to ******** directly for evaluation. Upon successful evaluation of the financing agreements they shall be duly executed and the work on this project shall commence.


Utilization of Proceeds

The project will be financed utilizing a humanitarian financing program. The proceeds will be used solely for the planning, construction, and management of the project. Administrative fees of 10% will be paid to Neurotech while an additional 10% will be paid to ******** for its overhead and participation in the management of this project.


Methods of Accounting

The project will utilize general cost accounting methods, as defined by GAAP, books and records will be audited by a major international accounting firm which is mutually acceptable to Neurotech and ********. A quarterly report will need to be furnished in accordance with the financing requirements. An annual audit will be performed. It will be the responsibility of ******** provide such reports to the investors where applicable.


Term of the Agreement

This agreement shall be in effect for the duration of the construction of this project. The project construction is estimated to be 5 years. This agreement may be expanded, renewed, or modified by mutual consent.


Governing Law

This agreement is executed in accordance with the laws of Hong Kong S.A.R.

Termination

This agreement may be terminated with 30 days written notice for any of the following reasons:

a. failure of financing to occur
b. failure to generate adequate funds to continue the project
c. misrepresentation by either party
d. improper use of proceeds
e. fraud or related acts of fraud with respect to the subcontractors
1. taking of kickbacks
2. allowing substandard materials
3. accepting unfinished work


Disputes

Any disputes are subject to arbitration in Hong Kong, by the International Arbitration Association, in accordance with International rules. The decision of the arbitrators is binding in the interests of keeping the project moving forward.


Language

This agreement shall be executed in both Chinese and English. It is the intent of the agreement which is to be interpreted, and made clear from both languages being treated as equivalent in value.

It is hereby agreed on this date, December 20, 2001 that we set forth our signatures and seals to this agreement:

For and on behalf of: ********





 /s/ ********
 --------------------------
 ********, President



For and on behalf of: NEUROTECH DEVELOPMENT CORPORATION





 /s/ Lawrence Artz
 ----------------------------
 Lawrence Artz, Vice President & Director